BOND


                                                        ADVANTUS BOND FUND, INC.

                         SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001

                                                                    [GRAPHIC]
                                                                  ADVANTUS-TM-
                                                                FAMILY OF FUNDS



FIXED
INCOME

[GRAPHIC]

ADVANTUS Bond Fund

TABLE OF CONTENTS


PERFORMANCE UPDATE                            2


INVESTMENTS IN SECURITIES                     7


STATEMENT OF ASSETS AND LIABILITIES          13


STATEMENT OF OPERATIONS                      14


STATEMENTS OF CHANGES IN NET ASSETS          15


NOTES TO FINANCIAL STATEMENTS                16


SHAREHOLDER SERVICES                         22

Letter from the President

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS Bond Fund


PERFORMANCE

The Advantus Bond Fund's performance for the period ended March 31, 2001, for each class of shares offered was as follows:

         CLASS A ......................      7.57 PERCENT*
         CLASS B ......................      7.17 PERCENT*
         CLASS C ......................      7.18 PERCENT*

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index,** returned 7.37 percent for the same period.


PERFORMANCE ANALYSIS

A disastrous equity market and a slowing economy fueled a rally in the fixed income market. The Federal Reserve added fuel to the fire with three 50 basis point (1.50 percent) cuts to the closely watched Fed Funds rate. Their aggressive moves, coupled with a declining stock market and signs of a global economic slowdown, gave fixed income investors cause to celebrate. The short end of the yield curve was the main beneficiary as interest rates inside of two-year maturity notes declined nearly 200 basis points (2.00 percent). The five-year U.S. Treasury security declined 130 basis points (1.30 percent) to yield 4.55 percent, the 10-year declined 88 basis points (.88 percent) to yield 4.92 percent, and the 30-year yield fell 44 basis points (.44 percent) to 5.44 percent.

The investment grade fixed income market is comprised primarily of four sectors: mortgage-backed securities, corporate bonds, U.S. Agency, and U.S. Treasury securities. All of the sectors have benefited from the dramatic decline in interest rates. Over the past six months, U.S. Agencies have returned 7.97 percent, corporate bonds were a close second at 7.78 percent, and U.S. Treasuries posted a 7.49 percent return while mortgage-backed securities generated a 6.72 percent total return. The inherent callable nature of a mortgage-backed security generally causes it to under-perform during periods of lower interest rates. U.S. Agencies and corporate bonds have benefited from buyers searching for yield in a lower interest rate environment, the steeper yield curve, and yield spreads over U.S. Treasuries (that were historically very wide when the period began).

The Portfolio's excellent performance during the last six-month period is a result of two key decisions made in the fourth quarter of last year. The first decision was to take our corporate exposure from neutral to a maximum long position. We added high quality credits in the fourth quarter at very attractive spreads, and that decision paid handsome dividends in the first quarter as their spread to U.S. Treasuries tightened. The other key decision was to maintain our long duration position, but with an emphasis on five-, seven- and 10-year maturity securities. These intermediate maturity bonds outperformed 30-year bonds as short-term and intermediate interest rates fell significantly. This

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

The Advantus Bond Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund plans to achieve its objective primarily by investing in a diversified portfolio of investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

combination along with solid security selection accounts for the excellent six-month performance.

OUTLOOK

The spread sectors (corporate, mortgage-backed and Agency securities) will be the key to outperforming the Lehman Aggregate Index for the next six month period. Our emphasis will be to overweight the spread sectors and research unique opportunities to add incremental yield within these sectors. Looking ahead, the duration of the Portfolio will be shortened when we see signs the interest rates are nearing their bottom for this cycle.

The Federal Reserve has some more work to do, and we expect an additional 100 basis point (1.00 percent) cut to the Fed Funds rate over the second quarter bringing it down to 4.00 percent by mid-year. This action, combined with the 150 basis point reduction in the first quarter, should help stabilize the economy and create a bond-friendly environment in the second quarter. In the near term, interest rates could drift moderately lower, but eventually the economy will regain its legs and interest rates will begin to move higher as the economy rebounds. Our job is to recognize these changes and build a bond portfolio that is responsive to constantly changing market conditions.








                                               *Historical performance is not an
                                               indication of future performance.
                                                These performance results do not
                                                 reflect the impact of Class A's
                                             maximum 4.5 percent front-end sales
                                                     charge or Class B's maximum
                                                   5 percent contingent deferred
                                                                   sales charge.

                                                 **The Lehman Brothers Aggregate
                                                      Bond Index is an unmanaged
                                           benchmark which includes all publicly
                                               issued fixed rate, nonconvertible
                                                        domestic corporate debt.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                       INVESTMENT IN ADVANTUS BOND FUND,
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1991 through March 31, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through March 31, 2001.

                                    CLASS A

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

One year                      6.66%
Five year                     5.40%
Ten year                      6.87%

(Thousands)

                                                                Lehman Brothers
                          Class A         CPI                 Aggregate Bond Index
        3/31/1991         $10,000       $10,000                     $10,000
       10/31/1991         $10,351       $10,170                     $10,785
       10/31/1992         $11,463       $10,496                     $12,122
       10/31/1993         $13,073       $10,778                     $13,316
        9/30/1994         $12,201       $11,104                     $12,824
        9/30/1995         $14,037       $11,348                     $14,600
        9/30/1996         $14,602       $11,689                     $15,308
        9/30/1997         $16,146       $11,948                     $16,785
        9/30/1998         $17,559       $12,119                     $18,682
        9/30/1999         $17,144       $12,437                     $18,588
        9/30/2000         $18,008       $12,859                     $19,888
        3/31/2001         $19,447       $13,059                     $21,487

                                     CLASS B

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

One year                      5.95%
Five year                     5.37%
Since inception (8/19/94)     6.29%

(Thousands)

                                                             Lehman Brothers
                        Class B         CPI                Aggregate Bond Index
        8/19/1994       $10,000       $10,000                    $10,000
        9/30/1994        $9,876       $10,067                     $9,957
        9/30/1995       $10,801       $10,289                    $11,337
        9/30/1996       $11,252       $10,598                    $11,886
        9/30/1997       $12,480       $10,833                    $13,033
        9/30/1998       $13,610       $10,987                    $14,506
        9/30/1999       $13,200       $11,276                    $14,434
        9/30/2000       $13,905       $11,659                    $15,443
        3/31/2001       $14,973       $11,840                    $16,581

                                     CLASS C

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

One year                              10.86%
Five year                              5.53%
Since inception (3/1/95)               6.27%

(Thousands)

                                                            Lehman Brothers
                          Class C        CPI              Aggregate Bond Index
         3/1/1995         $10,000      $10,000                  $10,000
        9/30/1995         $10,925      $10,146                  $10,808
        9/30/1996         $11,265      $10,450                  $11,332
        9/30/1997         $12,348      $10,682                  $12,426
        9/30/1998         $13,372      $10,834                  $13,830
        9/30/1999         $12,909      $11,119                  $13,761
        9/30/2000         $13,458      $11,497                  $14,722
        3/31/2001         $14,472      $11,676                  $15,808

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                       MARKET      % OF BOND
COMPANY                                                 VALUE      PORTFOLIO
--------                                             ----------   -----------
Federal National Mortgage Association -
  6.500%, 08/15/04 .......................           $1,307,996       6.1%
Federal Home Loan Mortgage -
  7.000%, 07/15/05 .......................              800,979       3.7%
Government National Mortgage Association -
  7.000%, 07/15/29 .......................              761,992       3.5%
Federal National Mortgage Association -
  7.500%, 04/01/31 .......................              652,978       3.0%
U.S. Treasury Bond - 5.750%, 08/15/10 ....              632,434       2.9%
U.S. Treasury Bond - 6.000%, 02/15/26 ....              629,098       2.9%
National Collegiate - 7.240%, 09/20/14 ...              525,899       2.5%
Anheuser-Busch Companies, Inc. -
  7.100%, 06/15/07 .......................              524,446       2.4%
Federal National Mortgage Association -
  7.000%, 01/01/31 .......................              505,086       2.4%
Security Capital Industrial Trust -
  7.500%, 02/15/14 .......................              500,381       2.3%
                                                     ----------      ----
                                                     $6,841,288      31.7%
                                                     ==========      ====

[CHART]

Preferred Stock                                1.2%
AA rated                                       4.9%
Cash and Other Assets/Liabilities              7.2%
U.S. Treasury                                  8.7%
BBB rated                                      9.0%
U.S. Government Agencies                      40.0%
AAA rated                                     11.5%
A rated                                       17.5%

                                                              ADVANTUS Bond Fund
                                                       Investments in Securities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
PRINCIPAL                                                  COUPON    MATURITY      VALUE(a)
---------                                                  ------    --------    -----------
LONG-TERM DEBT SECURITIES (96.1%)
  GOVERNMENT OBLIGATIONS (48.8%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (47.3%)
    Federal Home Loan Mortgage Corporation (FHLMC) (6.5%)
$  188,780 ..............................................  6.500%    10/01/29    $   195,735
   239,272 ..............................................  6.500%    08/01/29        248,367
   751,975 ..............................................  7.000%    07/15/05        800,979
   208,116 ..............................................  7.000%    03/15/10        217,416
                                                                                 -----------
                                                                                   1,462,497
                                                                                 -----------
    Federal National Mortgage Association (FNMA) (25.4%)
 1,224,947 ..............................................  6.500%    08/15/04      1,307,996
   437,906 ..............................................  6.000%    03/01/14        454,839
   462,620 ..............................................  6.500%    07/01/29        478,671
   240,830 ..............................................  6.500%    09/01/30        249,448
   297,220 ..............................................  7.500%    12/01/30        299,320
   652,778 ..............................................  7.500%    04/01/31        652,978
   199,376 ..............................................  6.250%    02/01/11        202,800
   232,049 ..............................................  6.500%    11/01/28        240,496
   227,676 ..............................................  6.500%    01/01/30        236,778
   154,239 ..............................................  7.000%    01/01/31        155,064
   248,353 ..............................................  7.000%    01/01/31        250,264
   503,452 ..............................................  7.000%    01/01/31        505,086
   477,768 ..............................................  7.250%    01/15/10        496,540
   150,973 ..............................................  6.230%    01/01/08        152,334
                                                                                 -----------
                                                                                   5,682,614
                                                                                 -----------
    Government National Mortgage Association (GNMA) (6.7%)
    60,651 ..............................................  7.000%    04/15/22         67,904
   106,983 ..............................................  7.000%    03/15/23        119,808
   762,772 ..............................................  7.000%    07/15/29        761,992
   246,334 ..............................................  7.000%    12/15/30        252,803
   196,544 ..............................................  7.500%    10/15/30        200,777
    92,108 ..............................................  7.500%    11/15/30         93,655
                                                                                 -----------
                                                                                   1,496,939
                                                                                 -----------
    U.S. Treasury Bond (8.7%)
   200,905 ..............................................  4.625%    02/28/03        201,391
   435,917 ..............................................  5.250%    02/15/29        426,806
   634,654 ..............................................  5.750%    08/15/10        632,434
   570,102 ..............................................  6.000%    02/15/26        629,098
    52,924 ..............................................  6.125%    08/15/29         53,703
                                                                                 -----------
                                                                                   1,943,432
                                                                                 -----------


              See accompanying notes to investments in securities.

ADVANTUS Bond Fund
Investments in Securities - continued

                                                                                                    MARKET
PRINCIPAL                                                                  COUPON    MATURITY      VALUE(a)
---------                                                                  ------    --------    -----------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.5%)
$  240,000  City of Eden Prairie, Minnesota .............................  7.350%    02/20/09    $   252,552
    74,958  Wyoming Community Development Authority .....................  6.850%    06/01/10         77,602
                                                                                                 -----------
                                                                                                     330,154
                                                                                                 -----------
            Total government obligations (cost: $10,573,182) ................................     10,915,636
                                                                                                 -----------
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.3%)
     Corporate Bonds (2.2%)
   246,894  Asset Securitization Corporation 144A Issue .................  9.150%    10/13/26        250,874
   247,150  Fortress CBO Investments I, Ltd. 144A Issue .................  7.850%    07/25/38        251,922
                                                                                                 -----------
                                                                                                     502,796
                                                                                                 -----------
     State and Local Government Obligations (14.1%)
   262,309  Banco Hipotecario Nacional 144A Issue .......................  7.916%    07/25/09        265,733
   239,223  Chase Mortgage Finance Corporation ..........................  6.500%    09/25/13        248,039
   240,904  Countrywide Funding Corporation .............................  6.750%    03/25/24        243,089
   278,315  GE Capital Mortgage Services, Inc. 144A Issue ...............  6.500%    04/25/24        288,877
   265,903  GMAC Commercial Mortgage Securities
             144A Issue .................................................  7.350%    10/15/11        269,858
   241,826  GSMS ........................................................  6.809%    07/13/30        255,617
   279,491  Mellon Residential Funding ..................................  6.750%    06/26/28        281,651
   248,519  Norwest Asset Securities Corporation ........................  7.000%    06/25/12        255,872
   220,176  Park Avenue Finance Corporation 144A Issue ..................  7.580%    05/12/07        223,861
   305,774  Park Avenue Finance Corporation 144A Issue ..................  7.680%    05/12/07        318,591
   250,043  Prudential Home Mortgage Security Company ...................  6.500%    10/25/23        250,510
   245,711  Prudential Home Mortgage Security Company
             144A Issue .................................................  6.798%    04/28/24        252,468
                                                                                                 -----------
                                                                                                   3,154,166
                                                                                                 -----------
            Total U.S. government and agencies obligations (cost: $3,572,237) ...............      3,656,962
                                                                                                 -----------
    CORPORATE OBLIGATIONS (31.0%)
     BASIC MATERIALS (2.1%)
     Agriculture Products (.7%)
   149,406  Archer-Daniels-Midland Company ..............................  7.000%    02/01/31        150,383
                                                                                                 -----------
     Construction (1.4%)
   299,893  Vulcan Materials, Inc. ......................................  6.400%    02/01/06        302,666
                                                                                                 -----------
    COMMUNICATION SERVICES (2.0%)
     Telecommunication (1.1%)
   248,413  Sprint Corporation ..........................................  7.625%    01/30/11        252,989
                                                                                                 -----------
     Telephone (.9%)
   199,827  AT&T Corporation - Liberty Media Corporation
             144A Issue .................................................  8.750%    03/01/31        201,423
                                                                                                 -----------


              See accompanying notes to investments in securities.

                                                              ADVANTUS Bond Fund
                                           Investments in Securities - continued

                                                                                                    MARKET
PRINCIPAL                                                                  COUPON    MATURITY      VALUE(a)
---------                                                                  ------    --------    -----------
    CONSUMER STAPLES (2.3%)
     Beverage (2.3%)
$  499,719  Anheuser-Busch Companies, Inc. ..............................  7.100%    06/15/07    $   524,446
                                                                                                 -----------
    ENERGY (1.3%)
     Oil (1.3%)
   278,687  BP Amoco PLC (b) ............................................  5.900%    04/15/09        300,107
                                                                                                 -----------
    FINANCIAL (15.6%)
     Auto Finance (3.0%)
   298,944  Ford Motor Credit Corporation ...............................  7.375%    02/01/11        310,332
   348,572  General Motors Acceptance Corporation .......................  6.750%    01/15/06        356,899
                                                                                                 -----------
                                                                                                     667,231
                                                                                                 -----------
     Banks (4.1%)
   248,355  J.P. Morgan & Company .......................................  6.750%    02/01/11        254,295
   500,177  St. George Bank 144A Issue (b) (c) ..........................  8.485%    12/29/49        440,911
   203,178  Well Fargo Bank .............................................  7.550%    06/21/10        217,676
                                                                                                 -----------
                                                                                                     912,882
                                                                                                 -----------
     Commercial Finance (.9%)
   199,385  Heller Financial, Inc. ......................................  6.375%    03/15/06        201,901
                                                                                                 -----------
     Consumer Finance (1.1%)
   249,559  CIT Group, Inc. .............................................  6.500%    02/07/06        253,555
                                                                                                 -----------
     Finance-Diversified (2.4%)
   525,000  National Collegiate .........................................  7.240%    09/20/14        525,898
                                                                                                 -----------
     Insurance (.7%)
   162,018  AXA (c) .....................................................  8.600%    12/15/30        161,675
                                                                                                 -----------
     Mortgage Revenue Bonds (1.2%)
   294,798  CFSB Finance Company 144A Issue (c) ......................... 10.000%    11/15/05        271,500
                                                                                                 -----------
     Real Estate Investment Trust (2.2%)
   495,640  Security Capital Industrial Trust ...........................  7.500%    02/15/14        500,381
                                                                                                 -----------
    HEALTH CARE (1.1%)
     Drugs (1.1%)
   249,563  American Home Products Corporation 144A Issue ...............  6.700%    03/15/11        251,503
                                                                                                 -----------
    TRANSPORTATION (1.3%)
     Railroads (1.3%)
   299,160  CSX Corporation .............................................  6.750%    03/15/11        299,740
                                                                                                 -----------
    UTILITIES (5.3%)
     Electric Companies (2.6%)
   299,387  Allegheny Energy, Inc. 144A Issue ...........................  7.800%    03/15/11        302,579
   263,690  Hydro-Quebec (b) ............................................  8.000%    02/01/13        287,084
                                                                                                 -----------
                                                                                                     589,663
                                                                                                 -----------


              See accompanying notes to investments in securities.

ADVANTUS Bond Fund
Investments in Securities - continued

                                                                                                    MARKET
PRINCIPAL                                                                  COUPON    MATURITY      VALUE(a)
---------                                                                  ------    --------    -----------
    UTILITIES--CONTINUED
     Natural Gas (1.6%)
$  149,590  El Paso Energy Corporation ..................................  6.950%    12/15/07    $   153,394
   199,736  Northern Border Pipeline 144A Issue .........................  7.100%    03/15/11        199,054
                                                                                                 -----------
                                                                                                     352,448
                                                                                                 -----------
     Power Products-Industrial (1.1%)
   249,296  Xcel Energy, Inc. ...........................................  7.000%    12/01/10        255,199
                                                                                                 -----------
            Total corporate obligations (cost: $6,911,994) ..................................      6,975,590
                                                                                                 -----------
            Total long-term debt securities (cost: $21,057,413) .............................     21,548,188
                                                                                                 -----------


SHARES
------
PREFERRED STOCK (1.2%)
   FINANCIAL (1.2%)
     Real Estate Investment Trust (1.2%)
     6,000  Duke Realty Investments, Inc. - 7.99% ...........................................        269,063
                                                                                                 -----------
            Total preferred stock (cost: $300,000) ..........................................        269,063
                                                                                                 -----------
SHORT-TERM SECURITIES (3.3%)
   176,567  Federated Prime Obligation Fund, current rate 5.410% ............................        176,567
   557,620  Provident Institutional Fund - TempFund Portfolio,
             current rate 5.300% ............................................................        557,620
                                                                                                 -----------
            Total short-term securities (cost: $734,187) ....................................        734,187
                                                                                                 -----------
            Total investments in securities (cost: $22,091,600) (d) .........................    $22,551,438
                                                                                                 ===========






              See accompanying notes to investments in securities.

                                                              ADVANTUS Bond Fund
                                           Investments in Securities - continued


NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 5.3% of net assets in foreign securities as of March 31, 2001.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 2001, which includes acquisition date and cost, is as follows:

                                                                              ACQUISITION
SECURITY:                                                                         DATE          COST
---------                                                                     -----------    ----------
St. George Bank 144A Issue................................................     06/12/97      $  700,000
CSFB Finance Company 144A Issue...........................................     05/15/96         291,938
Banco Hipotecario Nacional 144A Issue.....................................     01/08/01         262,309
Asset Securitization Corporation 144A Issue...............................     11/28/00         249,954
GMAC Commercial Mortgage Securities 144A Issue............................     12/19/00         265,903
Park Avenue Finance Corporation 144A Issue................................     03/16/01         220,217
Park Avenue Finance Corporation 144A Issue................................     10/31/00         306,141
Fortress CBO Investments I, Ltd. 144A Issue...............................     01/16/01         247,109
American Home Products Corporation 144A Issue ............................     03/27/01         249,563
Allegheny Energy, Inc. 144A Issue ........................................     03/09/01         299,385
Northern Border Pipeline 144A Issue ......................................     03/14/01         199,736
Prudential Home Mortgage Security Company 144A Issue......................     12/07/00         245,547
AT&T Corporation 144A Issue...............................................     03/01/01         199,826
GE Capital Mortgage Services, Inc. 144A Issue.............................     11/30/00         278,096
                                                                                             ----------
                                                                                             $4,015,724
                                                                                             ==========

(d) At March 31, 2001, the cost of securities for federal income tax purposes was $22,144,486. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation.........................................                   $  569,498
    Gross unrealized depreciation.........................................                     (162,546)
                                                                                             ----------
    Net unrealized appreciation...........................................                   $  406,952
                                                                                             ==========

                 (This page has been left blank intentionally.)

                                                              ADVANTUS Bond Fund
                                             Statement of Assets and Liabilities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

                                            ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $22,091,600) ....................................   $22,551,438
Cash in bank on demand deposit ......................................................         8,473
Receivable for Fund shares sold .....................................................         8,756
Receivable for investment securities sold ...........................................       667,077
Accrued interest receivable .........................................................       199,141
Other receivables ...................................................................         1,131
                                                                                        -----------
    Total assets ....................................................................    23,436,016
                                                                                        -----------

                                          LIABILITIES
Payable for investment securities purchased .........................................       654,775
Payable for Fund shares redeemed ....................................................       306,133
Dividends payable to shareholders ...................................................        35,171
Payable to Adviser ..................................................................        26,121
                                                                                        -----------
    Total liabilities ...............................................................     1,022,200
                                                                                        -----------
Net assets applicable to outstanding capital stock ..................................   $22,413,816
                                                                                        ===========

Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B - 2 billion shares, Class C - 2 billion shares and
   4 billion shares unallocated) of $.01 par value ..................................   $    22,269
  Additional paid-in capital ........................................................    23,613,092
  Undistributed (distributions in excess of) net investment income ..................       (11,379)
  Accumulated net realized losses from investments and foreign
   currency transactions ............................................................    (1,670,004)
  Unrealized appreciation on investments ............................................       459,838
                                                                                        -----------
    Total - representing net assets applicable to outstanding capital stock .........   $22,413,816
                                                                                        ===========

Net assets applicable to outstanding Class A shares .................................   $14,761,718
                                                                                        ===========
Net assets applicable to outstanding Class B shares .................................   $ 6,431,817
                                                                                        ===========
Net assets applicable to outstanding Class C shares .................................   $ 1,220,281
                                                                                        ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,467,578 ............................................   $     10.06
                                                                                        ===========
  Class B - Shares outstanding 637,904 ..............................................   $     10.08
                                                                                        ===========
  Class C - Shares outstanding 121,431 ..............................................   $     10.05
                                                                                        ===========



                See accompanying notes to financial statements.

ADVANTUS Bond Fund
Statement of Operations
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
(UNAUDITED)

Investment income:
  Interest ...........................................................................   $  769,269
  Dividends ..........................................................................       28,731
                                                                                         ----------
     Total investment income .........................................................      798,000
                                                                                         ----------
Expenses (note 4):
  Investment advisory fee ............................................................       67,532
  Rule 12b-1 - Class A ...............................................................       18,453
  Rule 12b-1 - Class B ...............................................................       32,907
  Rule 12b-1 - Class C ...............................................................        5,836
  Administrative services fee ........................................................       37,200
  Transfer agent fees ................................................................       49,942
  Custodian fees .....................................................................          600
  Auditing and accounting services ...................................................        5,462
  Legal fees .........................................................................        3,682
  Directors' fees ....................................................................          225
  Registration fees ..................................................................       17,343
  Printing and shareholder reports ...................................................       15,976
  Insurance ..........................................................................          738
  Other ..............................................................................        1,436
                                                                                         ----------
     Total expenses ..................................................................      257,332
                                                                                         ----------
  Less fees and expenses waived or absorbed by Adviser:
    Other waived fees ................................................................      (98,839)
                                                                                         ----------
     Total net expenses ..............................................................      158,493
                                                                                         ----------
     Investment income - net .........................................................      639,507
                                                                                         ----------
  Net realized gains on investments (note 3) .........................................      402,229
  Net change in unrealized appreciation or depreciation on investments ...............      660,629
                                                                                         ----------
     Net gains on investments ........................................................    1,062,858
                                                                                         ----------
Net increase in net assets resulting from operations .................................   $1,702,365
                                                                                         ==========


                See accompanying notes to financial statements.

                                                              ADVANTUS Bond Fund
                                             Statements of Changes in Net Assets
 PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

                                                                                            2001                 2000
                                                                                        -----------          -----------
Operations:
  Investment income - net ...........................................................   $   639,507          $ 1,431,597
  Net realized gain (loss) on investments ...........................................       402,229           (1,251,996)
  Net change in unrealized appreciation or depreciation
   on investments ...................................................................       660,629              896,196
                                                                                        -----------          -----------
     Increase in net assets resulting from operations ...............................     1,702,365            1,075,797
                                                                                        -----------          -----------
Distributions to shareholders from net investment income:
    Class A .........................................................................      (448,119)            (987,709)
    Class B .........................................................................      (174,942)            (372,657)
    Class C .........................................................................       (31,021)             (68,034)
                                                                                        -----------          -----------
     Total distributions ............................................................      (654,082)          (1,428,400)
                                                                                        -----------          -----------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A .........................................................................     1,357,066            1,410,335
    Class B .........................................................................       241,079              926,778
    Class C .........................................................................       181,507              158,931
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A .........................................................................       284,890              657,760
    Class B .........................................................................       149,470              319,654
    Class C .........................................................................        28,677               63,581
  Payments for redemption of shares:
    Class A .........................................................................    (2,570,100)          (4,666,183)
    Class B .........................................................................    (1,020,081)          (2,575,405)
    Class C .........................................................................      (155,340)            (685,331)
                                                                                        -----------          -----------
     Decrease in net assets from capital share transactions .........................    (1,502,832)          (4,389,880)
                                                                                        -----------          -----------
     Total decrease in net assets ...................................................      (454,549)          (4,742,483)
Net assets at beginning of period ...................................................    22,868,365           27,610,848
                                                                                        -----------          -----------
Net assets at end of period (including undistributed net investment
income (loss) of ($11,379) and $0, respectively) ....................................   $22,413,816          $22,868,365
                                                                                        ===========          ===========


                See accompanying notes to financial statements.

ADVANTUS Bond Fund
Notes to Financial Statements
MARCH 31, 2001
(UNAUDITED)


(1) ORGANIZATION

    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

 USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

 INVESTMENTS IN SECURITIES

    The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

                                                              ADVANTUS Bond Fund
                                       Notes to Financial Statements - continued


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

 FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

 DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $32,873,606 and $33,788,315, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent on the first $250 million in net assets, .55 percent on the next $250 million, .50 percent on the next $500 million and .45 percent on net assets in excess of $1 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .70 percent.

ADVANTUS Bond Fund
Notes to Financial Statements - continued


(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period from October 1, 2000 to March 31, 2001, Advantus Capital voluntarily agreed to absorb $98,839 in expenses that were otherwise payable by the Fund.

    Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $9,774.

    As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 341,589 Class A shares which represents
23.3 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

                                                              ADVANTUS Bond Fund
                                       Notes to Financial Statements - continued


(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 2000 to March 31, 2001 and the year ended September 30, 2000 were as follows:

                                                        CLASS A                CLASS B               CLASS C
                                                 --------------------   --------------------    -------------------
                                                   2001        2000       2001        2000       2001        2000
                                                 --------    --------   --------    --------    -------    --------
Sold........................................      136,161     303,385     24,112     221,815     18,213     109,953
Issued for reinvested distributions.........       28,858      97,068     15,090      51,177      2,903      12,601
Redeemed....................................     (260,026)   (380,350)  (103,132)   (264,176)   (15,617)   (153,901)
                                                 --------    --------   --------    --------    -------    --------
                                                  (95,007)     20,103    (63,930)      8,816      5,499     (31,347)
                                                 ========    ========   ========    ========    =======    ========

(6) RESTRICTED SECURITIES

    At March 31, 2001, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 2001, was $3,789,154 which represents 16.9 percent of net assets.

ADVANTUS Bond Fund
Notes to Financial Statements - continued


(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                             CLASS A
                                                        -------------------------------------------------------------------
                                                        PERIOD FROM
                                                         OCTOBER 1,
                                                          2000 TO
                                                         MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                                           2001        ----------------------------------------------------
                                                        (UNAUDITED)      2000       1999        1998       1997       1996
                                                        -----------    -------    -------     -------    -------    -------
Net asset value, beginning of period .............        $  9.60      $  9.71    $ 10.69     $ 10.43    $ 10.03    $ 10.24
                                                          -------      -------    -------     -------    -------    -------
Income from investment operations:
  Net investment income  .........................            .31          .58        .54         .59        .63        .62
  Net gains (losses) on securities
   (both realized and unrealized)  ...............            .44         (.11)      (.79)        .30        .40       (.22)
                                                          -------      -------    -------     -------    -------    -------
  Total from investment operations   .............            .76          .47       (.25)        .89       1.03        .40
                                                          -------      -------    -------     -------    -------    -------
Less distributions:
  Dividends from net investment income ...........           (.30)        (.58)      (.54)       (.60)      (.63)      (.61)
  Distributions from capital gains ...............              -            -       (.19)       (.03)         -          -
                                                          -------      -------    -------     -------    -------    -------
   Total distributions ...........................           (.30)        (.58)      (.73)       (.63)      (.63)      (.61)
                                                          -------      -------    -------     -------    -------    -------
Net asset value, end of period ...................        $ 10.06      $  9.60    $  9.71     $ 10.69    $ 10.43    $ 10.03
                                                          =======      =======    =======     =======    =======    =======
Total return (a) .................................           7.57%        5.04%     (2.36)%      8.75%     10.57%      4.03%
Net assets, end of period (in thousands) .........        $14,767      $15,002    $17,846     $19,419    $17,122    $16,528
Ratio of expenses to average
 daily net assets (b) ............................           1.06%(c)     1.15%      1.15%       1.10%      1.00%      1.00%
Ratio of net investment income (loss) to
 average daily net assets (b) ....................           4.96%(c)     6.08%      5.41%       5.55%      6.18%      6.08%
Portfolio turnover rate
 (excluding short-term securities) ...............          151.2%       191.4%     211.9%      237.2%     180.5%     222.6%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(b) The Fund's Adviser and Distributor voluntarily absorbed or waived $98,839, $168,365, $115,756, $119,092, $129,031 and $120,750 in expenses for the period ended March 31, 2001, and years ended September 30, 2000, 1999, 1998, 1997 and 1996, respectively. If Class A had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.72%, 1.84%, 1.55%, 1.58%, 1.64% and 1.68%, respectively, and the ratio of net investment income to average daily net assets would have been 4.30%, 5.40%, 5.01%,5.07%, 5.54% and 5.40%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.29%, 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 3.55%, 4.62%, 4.26%, 4.40%, 4.88% and 4.71%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.29%, 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 3.55%, 4.67%, 4.26%, 4.43%, 4.86% and 4.72%, respectively.

(c) Adjusted to an annual basis.

                                                              ADVANTUS Bond Fund
                                       Notes to Financial Statements - continued

                                                                                      CLASS B
                                                        -------------------------------------------------------------------
                                                        PERIOD FROM
                                                        OCTOBER 1,
                                                         2000 TO
                                                         MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                                           2001         ---------------------------------------------------
                                                        (UNAUDITED)      2000       1999        1998       1997       1996
                                                        -----------     ------     ------      ------     ------     ------
Net asset value, beginning of period .............        $ 9.62       $ 9.74     $10.71      $10.43     $10.02     $10.23
                                                          ------       ------     ------      ------     ------     ------
Income from investment operations:
  Net investment income  .........................           .21          .51        .47         .51        .54        .53
  Net gains (losses) on securities
   (both realized and unrealized)  ...............           .51         (.12)      (.78)        .31        .41       (.21)
                                                          ------       ------     ------      ------     ------     ------
  Total from investment operations   .............           .72          .39       (.31)        .82        .95        .32
                                                          ------       ------     ------      ------     ------     ------
Less distributions:
  Dividends from net investment income ...........          (.26)        (.51)      (.47)       (.51)      (.54)      (.53)
  Distributions from capital gains ...............             -            -       (.19)       (.03)         -          -
                                                          ------       ------     ------      ------     ------     ------
   Total distributions ...........................          (.26)        (.51)      (.66)       (.54)      (.54)      (.53)
                                                          ------       ------     ------      ------     ------     ------
Net asset value, end of period ...................        $10.08       $ 9.62     $ 9.74      $10.71     $10.43     $10.02
                                                          ======       ======     ======      ======     ======     ======
Total return (a) .................................          7.17%        4.16%     (2.98)%      8.09%      9.72%      3.13%
Net assets, end of period (in thousands) .........        $6,432       $6,755     $8,171      $8,894     $6,263     $3,532
Ratio of expenses to average
 daily net assets (b) ............................          1.52%(c)     1.90%      1.90%       1.90%      1.90%      1.90%
Ratio of net investment income (loss) to
 average daily net assets (b) ....................          4.77%(c)     5.30%      4.64%       4.78%      5.32%      5.19%
Portfolio turnover rate
 (excluding short-term securities) ...............         151.2%       191.4%     211.9%      237.2%     180.5%     222.6%


                                                                                      CLASS C
                                                        -------------------------------------------------------------------
                                                        PERIOD FROM
                                                        OCTOBER 1,
                                                         2000 TO
                                                         MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                                           2001         ---------------------------------------------------
                                                        (UNAUDITED)      2000       1999        1998       1997       1996
                                                        -----------     ------     ------      ------     ------     ------
Net asset value, beginning of period .............         $ 9.59       $ 9.70     $10.68      $10.42     $10.02     $10.23
                                                           ------       ------     ------      ------     ------     ------
Income from investment operations:
  Net investment income  .........................            .21          .51         .47        .51        .54        .52
  Net gains (losses) on securities
   (both realized and unrealized)  ...............            .51         (.11)      (.79)        .29        .40       (.21)
                                                           ------       ------     ------      ------     ------     ------
  Total from investment operations   .............            .72          .40       (.32)        .80        .94        .31
                                                           ------       ------     ------      ------     ------     ------
Less distributions:
  Dividends from net investment income ...........           (.26)        (.51)      (.47)       (.51)      (.54)      (.52)
  Distributions from capital gains ...............              -            -       (.19)       (.03)         -          -
                                                           ------       ------     ------      ------     ------     ------
   Total distributions ...........................           (.26)        (.51)      (.66)       (.54)      (.54)      (.52)
                                                           ------       ------     ------      ------     ------     ------
Net asset value, end of period ...................         $10.05       $ 9.59     $ 9.70      $10.68     $10.42     $10.02
                                                           ======       ======     ======      ======     ======     ======
Total return (a) .................................           7.18%        4.26%     (3.10)%      7.89%      9.61%      3.11%
Net assets, end of period (in thousands) .........         $1,220       $1,112     $1,594      $2,089     $  899     $  665
Ratio of expenses to average
 daily net assets (b) ............................           1.41%(c)     1.91%      1.90%       1.90%      1.90%      1.90%
Ratio of net investment income (loss) to
 average daily net assets (b) ....................           4.43%(c)     5.36%      4.64%       4.81%      5.30%      5.20%
Portfolio turnover rate
 (excluding short-term securities) ...............          151.2%       191.4%     211.9%      237.2%     180.5%     222.6%

                                                            Shareholder Services


    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


                                   [GRAPHIC]
                                  ADVANTUS-TM-
                                FAMILY OF FUNDS


                       SECURIAN FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-237-1838

                                                       --------------------
SECURIAN FINANCIAL SERVICES, INC.                       PRESORTED STANDARD
400 ROBERT STREET NORTH                                 U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                    ST. PAUL, MN
                                                         PERMIT NO. 3547
                                                       --------------------


ADDRESS SERVICE REQUESTED














F.48644 Rev. 5-2001